EXHIBIT 32.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. SS 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the annual report on Form 10-KSB of Edd Helms Group, Inc. and Subsidiaries (the "Company") for the quarter ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Edd Helms, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: October 15, 2006         /s/  W. Edd Helms, Jr.
      ------------------       ----------------------
                               W. Edd Helms, Jr., President, Chief
                                                  Executive Officer

         October 15, 2006      /s/  Dean A. Goodson
      ------------------       --------------------
                               Dean A. Goodson, Chief Financial Officer

         October 15, 2006      /s/  L. Wade Helms
      ------------------       ------------------
                               L. Wade Helms, Executive Vice President